UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2015

THE AES CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100 Arlington, Virginia		22203
(Address of principal executive offices)		(Zip code)
(703) 522-1315
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On August 19, 2015, The AES Corporation (“AES” or the “Company”) received notice from The AES Corporation Retirement Savings Plan (the “Plan”) informing it that the Plan is changing its record-keeper to T. Rowe Price. The notice stated that, as a result of this change, participants in the Plan will not be able to request loans, hardship withdrawals, or distributions from the Plan, or to direct or diversify investments in their individual Plan accounts, including purchasing, selling or otherwise acquiring or transferring any AES common stock, par value $0.01 per share (“AES Common Stock”), during a period that is expected to begin during the calendar week of September 20, 2015 and to end during the calendar week beginning October 11, 2015. This period is referred to as the “Blackout Period.” The class of equity securities subject to the Blackout Period is the AES Common Stock.
On August 20, 2015, the Company sent notice to its directors and executive officers (the “Notice”) informing them that during the Blackout Period, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission’s rules and regulations promulgated thereunder, they would generally be prohibited from purchasing and selling shares of AES Common Stock (including derivative securities pertaining to such shares) on the open market or otherwise during the Blackout Period.
The Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company provided such Notice to its directors and executive officers within five (5) business days of August 19, 2015, which is the date the notices were mailed to Plan participants and the date that the Company was notified by the Plan administrator pursuant to Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 of the Blackout Period.
During the Blackout Period and for a period of two years thereafter, a participant in the Plan, a security holder or other interested person may obtain, without charge, information regarding the Blackout Period, including the actual beginning and ending dates of the Blackout Period, by writing Zafar A. Hasan, Vice President and Chief Corporate Counsel at 4300 Wilson Boulevard, Arlington, Virginia 22203 or by contacting him via telephone at (703) 522-1315.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit 99.1 Blackout Notice to The AES Corporation Executive Officers and Directors

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION (Registrant)

Date: August 20, 2015	By:	/s/ Zafar A. Hasan
	Name:	Zafar A. Hasan
	Title:	Vice President and Chief Corporate Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Blackout Notice to The AES Corporation Executive Officers and Directors